As filed with the Securities and Exchange Commission on September 27, 2002.

                                                        File Nos.  33-44132
                                                                   811-6481

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.
                                   -------

      Post Effective Amendment No.   17                       (x)
                                   -----

                              and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.   19                                      (x)
                    -----

                       FRANKLIN MUNICIPAL SECURITIES TRUST
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 ------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

        Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                           --------------

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on October 1, 2002 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




Prospectus

FRANKLIN MUNICIPAL SECURITIES TRUST


FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND - CLASS A, B & C
FRANKLIN TENNESSEE MUNICIPAL BOND FUND - CLASS A


OCTOBER 1, 2002







[Insert Franklin Templeton Investments logo]




The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


       2   Franklin California High Yield Municipal Fund

      14   Franklin Tennessee Municipal Bond Fund

      24   Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

      26   Choosing a Share Class

      30   Buying Shares

      33   Investor Services

      36   Selling Shares

      38   Account Policies

      42   Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------

GOALS The Fund's principal investment goal is to provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in California municipal securities whose interest is free from regular federal income taxes and from California personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and California personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.


[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

The Fund may invest in municipal securities rated in any rating category by U.S. nationally recognized rating services, including securities rated below investment grade (or comparable unrated securities).

The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goals. The manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the Fund's portfolio. Thus, there may be times when the Fund has a majority of its investments in securities that are considered investment grade.

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid. The Fund also may invest up to 35% of its assets in municipal securities issued by U.S. territories.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

LOWER-RATED SECURITIES. Securities rated below the top four ratings generally have more credit risk than higher-rated securities. The Fund may invest up to 100% of its assets in lower-rated securities.

The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Lower-rated securities also may be less liquid than higher-rated securities.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

CALIFORNIA Since the Fund invests heavily in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. Recently, both Moody's Investors Service, Inc. and Standard and Poor's Ratings Group lowered the State's general obligation bond rating. Both agencies felt the downgrades were required as a result of the power crisis, a decline in tax revenues, and a slowing of the economy.

In past recent years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California, or any state, are unpredictable and can change at any time. For example, during the last decade, California was particularly hard hit due to cuts in defense and aerospace. Since the beginning of 2001, there has been a significant slow down in the California economy which may have an adverse impact on State revenues. The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.



U.S. TERRITORIES As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past eight calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

[Insert bar graph]

CLASS A ANNUAL TOTAL RETURNS/1

-6.07%    18.96%   6.17%   11.71%   7.35%   -6.68%   11.10%   5.41%
  94        95      96       97      98       99       00      01
                               YEAR

[Begin callout]
BEST QUARTER:

Q1 '95
8.28%

WORST QUARTER:

Q1 '94
-4.86%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                                                 SINCE
                                                               INCEPTION
                                       1 YEAR      5 YEARS     (5/3/93)
-------------------------------------------------------------------------------
Franklin California High
Yield Municipal Fund - Class A/2
Return Before Taxes                    0.97%       4.64%       5.51%
Return After Taxes on
 Distributions                         0.97%       4.64%       5.50%
Return After Taxes on
Distributions and Sale of
 Fund Shares                           2.79%       4.86%       5.58%
Lehman Brothers Municipal
 Bond Index/3                          5.13%       5.98%       6.07%
(index reflects no deduction for fees, expenses, or taxes)

                                                     SINCE
                                                   INCEPTION
                                       1 YEAR      (2/1/00)
-------------------------------------------------------------------------------
Franklin California High
Yield Municipal Fund - Class B/2       0.92%       7.19%
Lehman Brothers Municipal
 Bond Index/3                          5.13%       8.98%

                                                                 SINCE
                                                               INCEPTION
                                       1 YEAR      5 YEARS    (5/1/96)
-------------------------------------------------------------------------------
Franklin California High
Yield Municipal Fund - Class C/2       2.90%       4.80%       5.51%
Lehman Brothers Municipal
 Bond Index/3                          5.13%       5.98%       6.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

----------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2002, the Fund's year-to-date return was 3.42% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
----------

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
 percentage of offering price        4.25%        4.00%        1.99%
  Load imposed on purchases          4.25%        None         1.00%
  Maximum deferred sales charge      None/1       4.00%/2      0.99%/3
  (load)

Please see "Choosing a Share Class" on page 26 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                     CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
Management fees/4                    0.49%        0.49%        0.49%
Distribution and service (12b-1)
 fees                                0.10%        0.65%        0.65%
Other expenses                       0.06%        0.06%        0.06%
                                    -------------------------------------------
Total annual Fund operating          0.65%        1.20%        1.20%
 expenses/4                         -------------------------------------------

----------
1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 26).
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. For the fiscal year ended May 31, 2002, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.45% and total annual Fund operating expenses were 0.61% for Class A, 1.16% for Class B and 1.16% for Class C. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

----------

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                           $489/1    $624       $772        $1,201
CLASS B                           $522      $681       $860        $1,302/2
CLASS C                           $320      $477       $753        $1,540
If you do not sell your shares:
CLASS B                           $122      $381       $660        $1,302/2
CLASS C                           $221      $477       $753        $1,540

----------
1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
----------

[Insert graphic of briefcase] MANAGEMENT
                              ----------


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $257 billion in assets.


The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

BERNARD SCHROER, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Schroer has been an analyst or portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1987.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1989.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2002, management fees, before any advance waiver, were 0.49% of the Fund's average net assets. Under an agreement by the manager to limit its fees, the Fund paid 0.45% of its average net assets to the manager. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
                                --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



CLASS A                             YEAR ENDED MAY 31,
-------------------------------------------------------------------------------
                              2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,              9.95     9.52     10.60    10.65    10.10
beginning of year       -------------------------------------------------------
 Net investment                .57/3    .60       .56      .57      .62
  income/1
 Net realized and
  unrealized gains             .02/3    .39     (1.08)    (.04)     .55
  (losses)              -------------------------------------------------------
Total from investment          .59      .99      (.53)     .53     1.17
 operations             -------------------------------------------------------
Distributions from            (.57)    (.56)     (.56)    (.58)    (.62)
 net investment income  -------------------------------------------------------
Net asset value, end          9.97     9.95      9.52    10.60    10.65
 of year                =======================================================
Total return (%)/2            5.99    10.61     (4.88)    5.07    11.78

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 year ($ x 1,000)          503,337   483,666   464,423  583,752   412,211
Ratios to average net
 assets: (%)
 Expenses                      .61      .50       .49      .44      .35
 Expenses excluding
  waiver and payments
   by affiliate                .65      .65       .66      .71      .69
 Net investment               5.66/3   6.02      5.70     5.22     5.81
  income
Portfolio turnover
 rate (%)                    21.77    29.01     47.45    14.31    37.75


CLASS B                               YEAR ENDED MAY 31,
-------------------------------------------------------------------------------
                              2002     2001     2000/5
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,              9.98     9.54      9.34
 beginning of year
  Net investment income/4      .52/3    .53       .17
  Net realized and             .03/3    .42       .20
   unrealized gains     -------------------------------------------------------
Total from investment          .55      .95       .37
 operations             -------------------------------------------------------

Distributions from net        (.51)    (.51)     (.17)
 investment income      -------------------------------------------------------
Net asset value,             10.02     9.98      9.54
 end of year            =======================================================
Total return (%)/2            5.58    10.08      4.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 23,029    11,598      808
Ratios to average net
 assets: (%)
  Expenses                    1.16     1.05      1.02/6
  Expenses excluding waiver
   and payments by affiliate  1.20     1.20      1.19/6
Net investment income         5.13/3   5.32      5.33/6
Portfolio turnover
 rate (%)                    21.77    29.01     47.45


CLASS C                           YEAR ENDED MAY 31,
-------------------------------------------------------------------------------
                              2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,              9.98     9.55     10.63    10.68    10.12
beginning of year       -------------------------------------------------------
 Net investment                .52/3    .54       .51      .51      .56
  income/1
 Net realized
  and unrealized               .02/3    .40     (1.08)    (.04)     .56
  gains (losses)        -------------------------------------------------------
Total from investment          .54      .94      (.57)     .47     1.12
 operations             -------------------------------------------------------
Distributions from            (.51)    (.51)     (.51)    (.52)    (.56)
 net investment income  -------------------------------------------------------
Net asset value, end         10.01     9.98      9.55    10.63    10.68
 of year                =======================================================
Total return (%)/2            5.49     9.98     (5.39)    4.48    11.30

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 year ($ x 1,000)         74,611     67,735    64,890    78,338   40,363
Ratios to average net
 assets: (%)
  Expenses                    1.16     1.05      1.04      .99      .90
  Expenses excluding
   waiver and payments
   by affiliate               1.20     1.20      1.21     1.26     1.24
  Net investment              5.12/3   5.48      5.15     4.66     5.23
   income
Portfolio turnover
 rate (%)                    21.77    29.01     47.45    14.31    37.75

----------
1. Based on average shares outstanding effective year ended May 31, 2000.
2. Total return does not include sales charges, and is not annualized.
3. The AICPA Audit and Accounting Guide of Investment Companies was implemented resulting in an increase (decrease) of $.01 and $ (.01) to the net investment income and net realized and unrealized gains per share, respectively, and an increase of .08% to the ratio of net investment income to average net assets for the year ended May 31, 2002.
4. Based on average shares outstanding.
5. For the period February 1, 2000 (effective date for Class B) to May 31,
2000.
6. Annualized.
----------



FRANKLIN TENNESSEE MUNICIPAL BOND FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is to maximize income exempt from federal income taxes and from the personal income taxes for resident shareholders of Tennessee to the extent consistent with prudent investing and the preservation of shareholders' capital.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade Tennessee municipal securities whose interest is free from regular federal income taxes and from Tennessee personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and Tennessee personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.


[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

The Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid. The Fund also may invest up to 35% of its assets in municipal securities issued by U.S. territories.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

TENNESSEE Since the Fund invests heavily in Tennessee municipal securities, events in Tennessee are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Tennessee's municipal issuers. Tennessee's economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile.

A negative change in any one of these or other areas could affect the ability of Tennessee's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within Tennessee are unpredictable and can change at any time. The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

U.S. TERRITORIES As with Tennessee municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]



[Insert graphic of bull and bear] PERFORMANCE
                                  -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance before or after taxes cannot predict or guarantee future results.


[Insert bar graph]

ANNUAL TOTAL RETURNS/1


18.38%   9.57%   5.88%   6.62%   -6.40%   13.17%   4.39%
  95      96      97      98       99       00      01
                        YEAR

[Begin callout]
BEST QUARTER:

Q1 '95
7.98%

WORST QUARTER:

Q4 '95
-4.48%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                                                 SINCE
                                                               INCEPTION
                                       1 YEAR      5 YEARS     (5/3/93)
-------------------------------------------------------------------------------
Franklin Tennessee Municipal
Bond Fund/2
Return Before Taxes                   -0.03%       3.63%       5.74%
Return After Taxes on                 -0.03%       3.61%       5.73%
 Distributions
Return After Taxes on                  1.93%       3.89%       5.66%
 Distributions and Sale of
 Fund Shares
Lehman Brothers Municipal
 Bond Index/3                          5.13%       5.98%       6.58%
(index reflects no deduction for fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

----------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2002, the Fund's year-to-date return was 4.59%.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
----------

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------
Maximum sales charge (load) as a
 percentage of offering price                  4.25%
  Load imposed on purchases                    4.25%
  Maximum deferred sales charge (load)         None/1


Please see "Sales Charges" on page 26 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------
Management fees/2                              0.62%
Distribution and service
 (12b-1) fees                                  0.10%
Other expenses                                 0.08%
                                           --------------------
Total annual Fund operating expenses/2         0.80%
                                           ====================

----------
1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 26).
2. For the fiscal year ended May 31, 2002, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.38% and total annual Fund operating expenses were 0.56%. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.
----------


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR      3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
$503/1      $670       $850       $1,373


----------
1. Assumes a contingent deferred sales charge (CDSC) will not apply.
----------

[Insert graphic of briefcase] MANAGEMENT
                              ----------


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $257 billion in assets.


The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Fund since 1996. He joined Franklin Templeton Investments in 1994.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1989.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2002, management fees, before any advance waiver, were 0.62% of the Fund's average net assets. Under an agreement by the manager to limit its fees, the Fund paid 0.38% of its average net assets to the manager. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
                                --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                     YEAR ENDED MAY 31,
-------------------------------------------------------------------------------
                              2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,             10.82    10.02    11.16    11.27    10.71
beginning of year       -------------------------------------------------------
 Net investment
  income/1                     .52      .55      .56      .55      .57
 Net realized and
  unrealized gains             .15      .81    (1.15)    (.08)     .56
  (losses)
Total from investment          .67     1.36     (.59)     .47     1.13
 operations             -------------------------------------------------------
 Distributions from
  net investment income       (.54)    (.56)    (.55)    (.55)    (.57)
 Distributions from             -        -        -      (.03)      -
  net realized gains    -------------------------------------------------------
Total distributions           (.54)    (.56)    (.55)    (.58)    (.57)
                        -------------------------------------------------------
Net asset value, end         10.95    10.82    10.02    11.16    11.27
of year                 =======================================================
Total return (%)/2            6.38    13.74    (5.30)    4.19    10.75

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
year ($ x 1,000)           99,208    85,455    63,742   77,117   44,526
Ratios to average net
assets: (%)
 Expenses                      .56      .40      .40      .40      .40
 Expenses excluding
  waiver and payments
  by affiliates                .80      .82      .81      .81      .81
Net investment income         4.76     5.13     5.36     4.88     5.12
Portfolio turnover
rate (%)                     22.99     9.89    29.94    13.39    37.67


----------
1. Based on average shares outstanding effective year ended May 31, 2000.
2. Total return does not include sales charges.
----------


[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
                                                     -----------------------



INCOME AND CAPITAL GAIN DISTRIBUTIONS
Each Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.


TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of other states.


Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

o CAPITAL GAIN DISTRIBUTIONS Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING


By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:


o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).


The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.


When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class of the California High Yield Fund has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. The Tennessee Fund only offers Class A shares.

CLASS A                        CLASS B                    CLASS C
-------------------------------------------------------------------------------
o  Initial sales               o  No initial              o  Initial
   charge of 4.25%                sales charge 1%            sales charge of
   or less

o  Deferred sales              o  Deferred                o  Deferred
   charge of 1% on                sales charge of            sales charge of
   purchases of $1                4% on shares you           1% on shares
   million or more                sell within the            you sell within
   sold within 18                 first year,                18 months
   months                         declining to 1%
                                  within six years
                                  and eliminated
                                  after that

o  Lower annual                o  Higher annual           o  Higher
   expenses than                  expenses than              annual expenses
   Class B or C due               Class A (same as           than Class A
   to lower                       Class C) due to            (same as Class
   distribution fees              higher                     B) due to
                                  distribution               higher
                                  fees. Automatic            distribution
                                  conversion to              fees. No
                                  Class A shares             conversion to
                                  after eight                Class A shares,
                                  years, reducing            so annual
                                  future annual              expenses do not
                                  expenses                   decrease

SALES CHARGES - CLASS A

                                  THE SALES CHARGE
                                   MAKES UP THIS %         WHICH EQUALS THIS
                                   OF THE OFFERING           % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT           PRICE                    INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                        4.25                        4.44
$100,000 but under $250,000           3.50                        3.63
$250,000 but under $500,000           2.50                        2.56
$500,000 but under $1 million         2.00                        2.04



INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 29), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 28).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.15% per year (although each Fund is currently only reimbursing up to 0.10%) to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B - CALIFORNIA HIGH YIELD FUND


IF YOU SELL YOUR SHARES             THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER        FROM YOUR PROCEEDS
BUYING THEM                             AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 28). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C - CALIFORNIA HIGH YIELD FUND

                                  THE SALES CHARGE
                                   MAKES UP THIS %         WHICH EQUALS THIS
                                   OF THE OFFERING           % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT           PRICE                    INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                       1.00                        1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 35 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing]  BUYING SHARES
                      -------------

MINIMUM INVESTMENTS
-------------------------------------------------------------------------
                                                 INITIAL       ADDITIONAL
-------------------------------------------------------------------------
Regular accounts                                 $1,000        $50
-------------------------------------------------------------------------
Automatic investment plans                       $50           $50
-------------------------------------------------------------------------
UGMA/UTMA accounts                               $100          $50
-------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs    $250          $50
-------------------------------------------------------------------------
Full-time employees, officers, trustees and
directors of Franklin Templeton entities, and
their immediate family members                   $100          $50
-------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.

Certain Franklin Templeton funds, like the California High Yield Fund, offer multiple share classes not offered by the Tennessee Fund. Please note that for selling or exchanging your shares, or for other purposes, the Tennessee Fund's shares are considered Class A shares.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. For the California High Yield Fund, make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 33). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.



BUYING SHARES
-------------------------------------------------------------------------------
                          OPENING AN ACCOUNT         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]

THROUGH YOUR
INVESTMENT                Contact your               Contact your
REPRESENTATIVE            investment                 investment
                          representative             representative
-------------------------------------------------------------------------------
[Insert graphic of        If you have another        Before requesting a
phone and computer]       Franklin Templeton         telephone or online
                          fund account with your     purchase into an
BY PHONE/ONLINE           bank account               existing account,
                          information on file,       please make sure we
(Up to $100,000 per       you may open a new         have your bank account
shareholder per day)      account by phone. At       information on file.
                          this time, a new           If we do not have this
1-800/632-2301            account may not be         information, you will
                          opened online.             need to send written
franklintempleton.com                                instructions with your
                          To make a same day         bank's name and
NOTE:  CERTAIN            investment, your phone     address, a voided
ACCOUNT TYPES ARE         order must be received     check or savings
NOT AVAILABLE FOR         and accepted by us by      account deposit slip,
ONLINE ACCOUNT ACCESS     1:00 p.m. Pacific time     and a signature
                          or the close of the        guarantee if the bank
                          New York Stock             and Fund accounts do
                          Exchange, whichever is     not have at least one
                          earlier.                   common owner.

                                                     To make a same day
                                                     investment, your phone or
                                                     online order must be
                                                     received and accepted by
                                                     us by 1:00 p.m. Pacific
                                                     time or the close of the
                                                     New York Stock Exchange,
                                                     whichever is earlier.
-------------------------------------------------------------------------------
                          Make your check            Make your check
[Insert graphic of        payable to the Fund.       payable to the Fund.
envelope]                                            Include your account
                          Mail the check and         number on the check.
BY MAIL                   your signed
                          application to             Fill out the deposit
                          Investor Services.         slip from your account
                                                     statement. If you do not
                                                     have a slip, include a
                                                     note with your name, the
                                                     Fund name, and your account
                                                     number.
                                                     Mail the check and deposit
                                                     slip or note to Investor
                                                     Services.
-------------------------------------------------------------------------------
[Insert graphic of        Call to receive a wire     Call to receive a wire
three lightning           control number and         control number and
bolts]                    wire instructions.         wire instructions.

                          Wire the funds and         To make a same day
                          mail your signed           wire investment,
BY WIRE                   application to             please call us by 1:00
                          Investor Services.         p.m. Pacific time and
1-800/632-2301            Please include the         make sure your wire
(or 1-650/312-2000        wire control number or     arrives by 3:00 p.m.
collect)                  your new account
                          number on the
                          application.

                          To make a same day
                          wire investment,
                          please call us by
                          1:00 p.m. Pacific
                          time and make sure
                          your wire arrives
                          by 3:00 p.m.
-------------------------------------------------------------------------------

[Insert graphic of        Call Shareholder           Call Shareholder
two                       Services at the number     Services at the number
arrows pointing in        below, or send signed      below or our automated
opposite directions]      written instructions.      TeleFACTS system, or
                          You also may place an      send signed written
BY EXCHANGE               online exchange order.     instructions. You also
                          The TeleFACTS system       may place an online
TeleFACTS(R)              cannot be used to open     exchange order.
1-800/247-1753            a new account.
(around-the-clock                                    (Please see page 35
access)                   (Please see page 35        for information on
                          for information on         exchanges.)
                          exchanges.)
franklintempleton.com

-------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.


As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.


Because excessive trading can hurt fund performance, operations and shareholders, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 40).


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
-------------------------------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                        Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic of      Send written instructions and endorsed
envelope]               share certificates (if you hold share
                        certificates) to Investor Services.
BY MAIL                 Corporate, partnership or trust accounts may need to
                        send additional documents.

                        Specify the Fund, the account number
                        and the dollar value or number of
                        shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                        A check will be mailed to the name(s) and address on
                        the account, or otherwise according to your written
                        instructions.
-------------------------------------------------------------------------------
[Insert graphic of      As long as your transaction is for $100,000 or less,
phone and computer]     you do not hold share certificates and you have not
                        changed your address by phone or online within the last
BY PHONE/ONLINE         15 days, you can sell your shares by phone or online.

1-800/632-2301          A check will be mailed to the name(s) and address on
                        the account. Written instructions, with a signature
franklintempleton.com   guarantee, are required to send the check to another
                        address or to make it payable to another person.
-------------------------------------------------------------------------------
[Insert graphic of      You can call, write, or visit us online to have
three                   redemption proceeds sent to a bank account. See the
lightning bolts]        policies above for selling shares by mail, phone, or
                        online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)          Before requesting to have redemption proceeds sent to a
                        bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                        If we receive your request in proper form by 1:00 p.m.
                        Pacific time, proceeds sent by ACH generally will be
                        available within two to three business days.
-------------------------------------------------------------------------------
[Insert graphic of      Obtain a current prospectus for the fund you are
two                     considering. Prospectuses are available online at
arrows pointing in      franklintempleton.com.
opposite
directions]             Call Shareholder Services at the number below or our
                        automated TeleFACTS system, or send signed written
BY EXCHANGE             instructiond. You also may place an exchange order
                        online. See the policies above for selling shares by
TeleFACTS(R)            mail, phone, or online.
1-800/247-1753
(around-the-clock       If you hold share certificates, you will need to
access)                 return them to the Fund before your exchange can be
                        processed.
-------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.


STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 33).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


MARKET TIMERS The Funds do not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Funds reserve the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                                     CLASS A     CLASS B      CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                       ---         3.00         2.00/3
Investment under $100,000            4.00        ---          ---
$100,000 but under $250,000          3.25        ---          ---
$250,000 but under $500,000          2.25        ---          ---
$500,000 but under $1 million        1.85        ---          ---
$1 million or more             up to 0.75/1      ---          ---
12B-1 FEE TO DEALER                  0.10/1      0.15/2       0.65/4


A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

----------

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.

----------

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                               HOURS (PACIFIC TIME,
DEPARTMENT NAME             TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services        1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                               6:30 a.m. to 2:30 p.m.(Saturday)
Fund Information            1-800/DIAL BEN     5:30 a.m. to 5:00 p.m.
                            (1-800/342-5236)   6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Services         1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
FTI Institutional Services  1-800/321-8563     6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)      1-800/851-0637     5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)     1-800/247-1753     (around-the-clock access)



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R)INVESTMENTS
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com





You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-6481                            MUN P 10/02




FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND - CLASS A, B & C
FRANKLIN TENNESSEE MUNICIPAL BOND FUND - CLASS A

STATEMENT OF ADDITIONAL INFORMATION


OCTOBER 1, 2002


[Insert Franklin Templeton Ben Head]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983  1-800/DIAL BEN(R)
-------------------------------------------------------------------------------


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated October 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Trust's Annual Report to Shareholders, for the fiscal year ended May 31, 2002, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).


CONTENTS

Goals, Strategies and Risks..................................  2
Officers and Trustees........................................ 11
Management and Other Services................................ 16
Portfolio Transactions....................................... 18
Distributions and Taxes...................................... 19
Organization, Voting Rights and Principal Holders............ 21
Buying and Selling Shares.................................... 21
Pricing Shares............................................... 26
The Underwriter.............................................. 27
Performance.................................................. 28
Miscellaneous Information.................................... 33
Description of Ratings....................................... 33
State Tax Treatment.......................................... 36


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Funds have adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The California High Yield Fund's principal investment goal is to provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

The Tennessee Fund's investment goal is to maximize income exempt from federal income taxes and from the personal income taxes for resident shareholders of Tennessee as is consistent with prudent investment management and the preservation of shareholders' capital.

Of course, there is no assurance that either Fund will meet its goal.


Each Fund normally invests at least 80% of its net assets in securities that pay interest free from regular federal income taxes. In addition, the California High Yield Fund normally invests at least 80% of its net assets in securities that pay interest free from California personal income taxes and the Tennessee Fund normally invests at least 80% of its net assets in securities that pay interest free from Tennessee personal income taxes.


Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowing (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except by engaging in repurchase transactions and except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that, in the case of the Tennessee Fund, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

5. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, in the case of the Tennessee Fund, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund, or except as permitted under investment restriction number 9 regarding the purchase of shares of money market funds managed by the Fund's investment manager or its affiliates.

6. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

7. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of obligations with puts attached in accordance with its investment policies.

8. Invest in companies for the purpose of exercising control or management, except that, in the case of the Tennessee Fund, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

9. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, provided that, in the case of the Tennessee Fund, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund. To the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, as amended, the Fund may invest in shares of one or more money market funds managed by the Fund's investment manager or its affiliates.

10. Invest more than 25% of assets in securities of any industry, except that, in the case of the Tennessee Fund, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund. For purposes of this limitation, municipal securities and U.S. government obligations are not considered to be part of any industry.

Municipal securities issued to finance non-governmental business activities generally are not considered exempt from taxation under federal law. As such, these securities, if purchased by a Fund, will be subject to the prohibition in investment restriction number 10 against concentrating in an industry.

NON-FUNDAMENTAL INVESTMENT POLICIES

Municipal securities issued by a Fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes for residents of the Fund's state.

The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

As a non-fundamental policy, each Fund may not invest in real estate limited partnerships.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Funds. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve Fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for the Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MELLO-ROOS BONDS The California High Yield Fund may invest in Mello-Roos bonds. Mello-Roos bonds are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They are not rated and are not considered obligations of the municipality.

Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability including a declining economy or real estate market in California.


MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of directors.


Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Tennessee Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest. The California High Yield Fund may invest in municipal lease obligations rated below investment grade.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. Of course, the Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

As discussed in the prospectus, the Tennessee Fund has limitations on the credit quality of the securities it may buy. However, the California High Yield Fund has no limitations on the credit quality of the securities it may buy and may even invest up to 5% of its net assets in defaulted securities if the manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future.

CREDIT (CALIFORNIA HIGH YIELD FUND ONLY) Since the California High Yield Fund may invest in municipal securities rated below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities.

The market value of high yield, lower-quality municipal securities tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities. Factors adversely affecting the market value of high yield securities may lower the Fund's net asset value and affect its performance.

Projects financed by high yield municipal securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying these securities is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, projects financed by lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments also may be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected revenue forecasts or the unavailability of additional financing.

The risk of loss due to default also may be considerably greater with lower-quality securities. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Lower-quality securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity also may make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

DIVERSIFICATION Although each Fund is a non-diversified fund, each Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from the less than one-year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. Neither Fund has restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. Short-term trading increases portfolio turnover and may increase costs. However, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or in the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) municipal securities issued by a state or local government other than the Fund's state. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When each Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS

IN ADDITION TO THE RISKS DESCRIBED IN THE PROSPECTUS, EACH FUND IS SUBJECT TO VARIOUS RISKS RELATED TO MUNICIPAL ISSUERS.


STATE Since each Fund mainly invests in municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities of its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in each state. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities in each state to meet their debt obligations or the economic or political conditions within each state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect the state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and retain successful businesses. A number of factors can also affect the state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

CALIFORNIA.
ECONOMY:
California's economy has been the largest of all the states in the nation, and ranks 5th internationally. From 1993 to early 2001, California's economy was fueled by growth in the construction, entertainment, tourism and computer services sectors. From April 2000 to April 2001, California generated 2/3 of the nation's job growth. Although the state entered calendar 2001 with strong job growth numbers, there has been a significant moderation in the economy since then that was further affected by the events of September 11, 2001. However, it appears that the state's economy has held up fairly well, largely because of stability in the southern part of the state. However, the state has created an average of 1,500 nonfarm jobs each month of 2002 for a total of 10,200. This is much better than the average loss of 2,200 jobs each month in 2001.

The state predicts that the economic recovery will accelerate through the rest of 2002 and into 2003. By the fourth quarter 2002, the state predicts jobs will be up 1% year-over-year and grow at an annualized rate of about 2.5% on a quarter-to-quarter basis. The state further predicts that it will go into 2003 with annual job growth of 2.7%. Unemployment has edged up to 6.3% in July 2002 from 5.1% in 2000 and 5.3% in 2001. The state estimates that it will stay above 6% for the duration of 2002 and then show improvement in 2003.

The state's diverse employment as represented by an employment mix is as follows: manufacturing at 13% of employment (based on 2001 state figures), trade 22.7%, services 31.8%, and government 16.2%. Over the past twenty years, the state's personal income level when compared to the nation's has lost ground. In 1980, the state's personal income was 118% of the national level and has been between 112.5% and 113.2% from 1993-2001.

The terrorist attacks of September 11th have hurt the state's tourism industry. Although it has improved in recent months, it still hasn't returned to its pre-9/11 levels. This has been demonstrated through higher occupancy levels. However, due to declines in average room rates since last fall, profitability for the industry and tax revenues for local governments have been negatively affected.

FINANCIAL:
By the end of fiscal 2000, the state had experienced strong improvement in its financial condition, and general fund balances were a positive $8.4 billion or 13.6% of expenditures on a GAAP basis. FY01 started to see a slowdown in revenue growth with an increase in expenditures. Additionally, the state did not experience a repayment of $6 billion in general fund moneys used to fund power purchases during the power crisis in early 2001. As a result, the state experienced deficit operations, which drew down the unreserved fund balance to 6% of expenditures.

As a result of the slowdown in the state and national economies and the effects of the terrorist attacks of September 11th , the state has had a significant drop-off in revenues, particularly income tax revenues. The state estimates that its unaudited FY02 results showed a deficit. Further contributing to the economic effect on the state's finances is the long-delayed issuance of the State Department of Water Resources (DWR) power bonds, part of which will repay the general fund for the power purchases made in early 2001 totaling $6 billion.

On September 5, Governor Davis signed a $98.9 billion FY03 budget which was 2 months overdue. The budget closes a $23.6 billion budget deficit through various methods including: program reductions, securitization of the state's tobacco settlement revenues, loans and funding shifts, acceleration of some revenue sources and a deferral of certain tax credits. While a component of the gap-closing program is recurring, most of the items are one time in nature, leaving the state with significant budget gaps in future fiscal years.

The final FY03 budget also includes aggressive revenue assumptions that could cause additional budget stress should the economy not perform as forecasted. The state predicts that personal income taxes are going to increase 9.4%, sales taxes 6.6% and corporate taxes 29% (this increase is partly due to a change in tax law).

In 2000, personal income grew 28%, due in large part to the increase in stock options exercised. In FY01, the state still saw growth although it slowed substantially from FY00 to 12.9%. Due to the effects of 9-11 and the substantial economic slowdown, the state is projecting substantial declines in personal income tax revenues for FY02. This is largely due to the weak stock market and reduction in the exercise of stock options. Employee stock option and bonus income, which was $78 billion in 2000 and $44 billion in 2001, is predicted to fall to $31 billion in 2002 before improving slightly to $36 billion in 2003. Capital gains and stock options as a percent of general fund revenue have fluctuated significantly. In FY96, it was 5.6% of general fund revenues, it surged to 24.7% in FY01, dropped to 11.1% in FY02 and is projected to be 9.2% in FY03.

California's debt levels have grown in recent years as the state has been upgrading its infrastructure and financing new facilities resulting from its large population growth. In 1990, the state's debt per capita was below the median for all states. By 2002, it was $795, above the $573 median for all states, and it ranks 20th nationally. California's debt levels may increase further as the state attempts to address its infrastructure needs and school improvements.

POWER CRISIS: In early 2001, California experienced a severe electricity market imbalance. The governor declared a state of emergency in mid-January 2001 and directed the DWR to procure all electricity needs for the investor owned utilities (IOUs). The DWR has been reimbursed by current customer charges from a rate increase effective June 1, 2001. The state authorized general fund advances of $7.2 billion for power purchases between January 2001 and May 21, 2001, and spent $4.3 billion to purchase power. The $4.3 billion spent to purchase power was repaid with an interim loan from four financial institutions. The state has been receiving repayments from customer charges and the reimbursement due to the general fund is now $6.6 billion.

The governor signed a bill authorizing $13.4 billion in DWR revenue bonds. The proceeds will be used to reimburse the general fund and repay the outstanding interim loan. These bonds are not general obligation bonds of the state. Instead, it is anticipated that they will be paid back from utility customer charges over the next 15 years. In addition, the state passed a law restricting general fund involvement in purchasing power to an aggregate $500 million after November 11, 2001. The state hopes to issue the bonds in the fall of 2002. There is no guarantee that the state will issue the bonds in the fall. If the bonds aren't issued it could cause liquidity problems for the state.

In April 2001, S&P lowered the state's general obligation bond rating to A+ from AA and in November 2001, Moody's lowered the state's rating to A1 from Aa2. Both agencies felt the downgrades were required as a result of the power crisis, decline in tax revenues and slowing of the economy.

TENNESSEE. The state's economy continues to be affected by the decline in the national economy and the events of September 11th. Dampened consumer confidence has lead to weak retail sales, which has caused cutbacks in manufacturing, and transportation and distribution. While job growth has occurred in the services sector, it has slowed from previous years and was more than offset by the declines in other areas. Tennessee is heavily reliant on the Services (27.8%), Retail Trade (18.2%), Manufacturing (17.6%) and Government (14.8%) sectors, as measured by 2001 State Employment. In spite of the current condition, the state's economy is more diverse than in years past and continues to diversify in the areas of technology and transportation. Population growth has been strong over the last ten years, but has slowed in the last few years. Housing has been solid and building permits continue to rise, but low income growth has caused low home price affordability and the declining trend in population growth will hamper future development.

Financial management of the state continues to come under pressure as well. The state's heavy reliance on Sales & Use taxes, which are very susceptible to economic downturns, has lead to growing budget deficits and the use of one-time revenue sources to balance the budget. This resulted in the state losing it's AAA general obligation rating. The state was first downgraded by Standard & Poor's to AA+ in July of 2000. Continued reliance on one-time revenue sources, primarily tobacco funds, to balance the budget led to Standard & Poor's further downgrading of the rating to AA in July of 2001. For 2003, the budget includes a revenue-raising bill that adds over $900 million in revenues and eliminates the projected $800 million deficit. However, the majority of the revenue, $600 million, comes from a one percent increase in the state sales tax (from 6% to 7%), which makes the state even more dependent on consumption-based taxes.

The state's finances are heavily dependant on Sales & Use taxes, accounting for 57.2% of total tax revenues in fiscal year 2001. The state of the economy continues to hamper revenues, as year-to-date tax collections through June 2002 were $364.5 million less than budgeted. On the expenditure side, the state's spending was primarily in the areas of Health & Social Services (49.9%), Education (17.7%) and Transportation (7.3%). The debt burden for the state remains one of the lowest in the nation and well below national medians. However, reserves have dwindled and spending cuts have created challenges for the state's health care and education systems. All three rating agencies maintain a AA rating on the state with a negative outlook.


U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect the Funds' performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.


PUERTO RICO. Puerto Rico's economy and financial performance continues to track that of the U.S. with strong economic growth through fiscal year 2000. Relatively strong revenue growth and continued aggressive tax collection procedures resulted in a general fund surplus for fiscal year 2000 of $229 million, but this was down from 1999's $497 million figure. The unreserved balance of the surplus for 2000 was a negative $ 97 million, down from 1999's positive $185 million figure. For fiscal year 2001, a general fund deficit is expected. The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.5% for fiscal year 2001. However, as of August 2001 (two months into fiscal year 2002), the unemployment rate had increased to 12.4%, reflecting the slowing economy.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of $8 billion, which the government is partially addressing by using some of the proceeds of the privatization of its telephone system to pay down the liability. Additionally, the government changed its pension system from a defined benefit to a defined contribution plan, which will cause the liability to stop increasing. S&P rates Puerto Rico's general obligation debt at A, with a credit-watch negative outlook. Moody's rates the island's general obligation debt at Baa1 with a stable outlook. The Moody's rating has been at Baa1 since 1976 and the S&P rating has been at A since 1956.

Puerto Rico continues to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. As of fiscal year 2001, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and it's financial and credit position.

GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998. Guam has experienced six years of negative employment growth, and unemployment hovers around 15%. Guam saw an increase in tourism in 1999 and 2000 after a huge decline in 1998 after Typhoon Paka. Tourism was also up in early 2001, but after September 11th, the decline was so large that overall annual tourism declined. Tourism for year-to-date 2002 is down 9% from 2001 levels. Guam experienced a serious typhoon in May 2002 which is expected to have another negative effect on tourism.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. However, due to the Japanese economic crisis and Typhoon Paka, the financial plan was not been followed. As a result Guam had negative operations in fiscal 1999. Guam was able to post a small surplus in 2000, but Guam's accumulated deficit fund balance was $100 million, which is 30% of expenditures. The fiscal 2001 audit is not yet available, but unaudited results show that revenues declined another 7%. Guam's fiscal performance for fiscal 2002 continues to deteriorate. Guam expects to post a deficit for fiscal 2002 that could reach $70 million largely from increased expenditures and decreased income tax and sales tax revenues. Guam is currently in the process of developing its fiscal 2003 budget, which will require significant decreases in expenditures to pass the budget. Additionally, Guam is seeking a $40 million loan from local and overseas banks to help fund several items and provide some cash flow flexibility.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability.

As of August 26, 2002, S&P's outlook for Guam was negative due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers.

Tourism and apparel drive the islands' economy. However, visitors to the islands have declined slightly over the past several years - from 736,000 in 1996 to 529,000 in 2000. For fiscal year 2000, GDP is estimated at approximately $900 million. General Fund revenues for fiscal year 2000 were $216 million, down slightly from the previous year's $ 221 million. Expenditures for fiscal year 2000 were basically unchanged from 1999. However, after transfers, the accumulated deficit increased slightly to $70 million.

The total population for all the islands as of the end of fiscal year 2001 is estimated at 74,612, up from 67,212 at the end of fiscal year 1996. Gross domestic product per capita for fiscal year 2000 is estimated at $12,500.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands Government has suffered numerous years of budget imbalances over the past decade. The Government's cash flow problems have created recurring annual general fund deficits. Although the financial operations of the Government have rarely been audited since fiscal year 1984, the accumulated deficit was estimated to be about $341 million at June 30, 1999. The U.S. Virgin Islands' large public sector payroll (approximately 27% of employment), relatively small private sector that is dependent on tourism and related services, and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems. To help finance the government's deficit and meet existing payroll, vendor, and tax refund obligations, the Government has issued several tax-exempt bond deals over the past few years. The U.S. Virgin Islands Government has also been able to secure additional federal assistance, including a 25% funding increase in FY 2001 to $123 million.

The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990's. Consequently, the U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of GDP. While the islands have experienced an increase in hotel occupancy, the majority of visitors arrive via cruise ships. Despite the slowdown in tourism after the September 11, 2001 tragedy, cruise ship passenger arrivals still posted a 4% increase over the previous year.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the U.S. Virgin Islands. It noted that while the U.S. Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the U.S. Virgin Islands have developed a five-year economic recovery plan. This plan calls for government spending controls, a mandated 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October 1999, the U.S. government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is still relatively new, it is not yet certain whether or to what extent the plan will be successful in helping the U.S. Virgin Islands improve its financial condition.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the California High Yield Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS

-------------------------------------------------------------------------------
                                          NUMBER
                                            OF
                                        PORTFOLIOS
                                          IN FUND
                                          COMPLEX
                              LENGHT       OVERSEEN          OTHER
NAME, AGE                     OF TIME      BY BOARD       DIRECTORSHIPS
AND ADDRESS      POSITION     SERVED       MEMBER*           HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FRANK H.         Trustee      Since         105          None
ABBOTT, III                   1991
(81)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining)(until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HARRIS J.        Trustee      Since         132          Director, Bar-S
ASHTON (70)                   1991                       Foods (meat
One Franklin                                             packing company).
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc.
(bank holding company)(until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S. JOSEPH        Trustee      Since         133          None
FORTUNATO                     1991
(70)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDITH E.         Trustee      Since          81          Director, Amerada Hess
HOLIDAY (50)                  1998                       Corporation
One Franklin                                             (exploration and
Parkway                                                  refining of oil and
San Mateo,                                               gas); Hercules
CA 94403-1906                                            Incorporated
                                                         (chemicals,
                                                         fibers and
                                                         resins); Beverly
                                                         Enterprises,
                                                         Inc. (health
                                                         care); H.J.
                                                         Heinz Company
                                                         (processed foods
                                                         and allied
                                                         products); RTI
                                                         International
                                                         Metals, Inc.
                                                         (manufacture and
                                                         distribution of
                                                         titanium); and
                                                         Canadian
                                                         National Railway
                                                         (railroad).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FRANK W.T.       Trustee      Since         105          Director, The
LAHAYE (73)                   1991                       California
One Franklin                                             Center for Land
Parkway                                                  Recycling
San Mateo,                                               (redevelopment).
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GORDON S.        Trustee      Since         132          Director, White
MACKLIN (74)                  1993                       Mountains
One Franklin                                             Insurance Group,
Parkway                                                  Ltd. (holding
San Mateo,                                               company); Martek
CA 94403-1906                                            Biosciences
                                                         Corporation;
                                                         WorldCom, Inc.
                                                         (communications
                                                         services);
                                                         MedImmune, Inc.
                                                         (biotechnology);
                                                         Overstock.com
                                                         (Internet
                                                         services); and
                                                         Spacehab, Inc.
                                                         (aerospace
                                                         services).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HAYATO           Trustee      Since           2          None
TANAKA (85)                   1991
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former owner of The Jewel Box Orchids.
-------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

-------------------------------------------------------------------------------
                                          NUMBER
                                            OF
                                        PORTFOLIOS
                                          IN FUND
                                          COMPLEX
                              LENGHT       OVERSEEN          OTHER
NAME, AGE                     OF TIME      BY BOARD       DIRECTORSHIPS
AND ADDRESS      POSITION     SERVED       MEMBER*           HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**HARMON E.      Trustee and  Trustee        33          None
BURNS (57)       Vice         since
One Franklin     President    1993 and
Parkway                       Vice
San Mateo,                    President
CA 94403-1906                 since
                              1991
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of
50 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**CHARLES B.     Trustee and  Trustee       132          None
JOHNSON (69)     Chairman of  since
One Franklin     the Board    1991
Parkway                       and
San Mateo,                    Chairman
CA 94403-1906                 of the
                              Board
                              since
                              1993
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**RUPERT H.      Trustee and  Trustee       116          None
JOHNSON, JR.     President    since
(62)                          1991 and
One Franklin                  President
Parkway                       since
San Mateo,                    1993
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SHEILA           Vice         Since         Not          None
AMOROSO (42)     President    1999          Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RAFAEL R.        Vice         Since         Not          None
COSTAS, JR.      President    1999          Applicable
(37)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MARTIN L.        Vice         Since         Not          None
FLANAGAN (42)    President    1995          Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DAVID P.         Vice         Since         Not          None
GOSS (55)        President    2000          Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief
Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
BARBARA J.       Vice         Since         Not          None
GREEN (54)       President    2000          Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and
Senior Vice President, Templeton Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc.; and of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor
to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers &
Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CHARLES E.       Vice         Since         Not          None
JOHNSON (46)     President    1991          Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman
of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MICHAEL O.       Vice         Since         Not          Director, FTI
MAGDOL (65)      President -  May 2002      Applicable   Banque, Arch
600 5th          AML                                     Chemicals, Inc.
Avenue           Compliance                              and Lingnan
Rockefeller                                              Foundation
Center
New York, NY
10048-0772
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
KIMBERLEY        Treasurer    Treasurer     Not          None
MONASTERIO       and Chief    Since         Applicable
(38)             Financial    2000 and
One Franklin     Officer      Chief
Parkway                       Financial
San Mateo,                    Officer
CA 94403-1906                 since
                              September
                              2002
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MURRAY L.        Vice         Since         Not          None
SIMPSON (65)     President    2000          Applicable
One Franklin     and
Parkway          Secretary
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.;
officer and/or director of some of the subsidiaries of Franklin Resources,
Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THOMAS WALSH     Vice         Since         Not          None
(40)             President    1999          Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $900 per quarter plus $600 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                           NUMBER OF BOARDS
                                         TOTAL FEES          IN FRANKLIN
                         TOTAL FEES      RECEIVED FROM        TEMPLETON
                         RECEIVED        FRANKLIN            INVESTMENTS
                         FROM THE        TEMPLETON            ON WHICH
NAME                     TRUST/1 ($)     INVESTMENTS/2($)    EACH SERVES/3
-------------------------------------------------------------------------------
Frank H. Abbott, III      4,694            163,675             28
Harris J. Ashton          4,823            353,221             47
S. Joseph Fortunato       4,526            352,380             48
Edith E. Holiday          6,000            254,670             27
Frank W.T. LaHaye         4,094            154,197             28
Gordon S. Macklin         4,823            353,221             47
Hayato Tanaka             5,700              5,700              1

----------
1. For the fiscal year ended May 31, 2002.
2. For the calendar year ended December 31, 2001.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
----------

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Messrs. Abbott, Ashton, Fortunato, LaHaye, and Macklin and Ms. Holiday serve on multiple boards within Franklin Templeton Investments and historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each such board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2001.

INDEPENDENT BOARD MEMBERS

-------------------------------------------------------------------------------
                                                            AGGREGATE DOLLAR
                                                            RANGE OF EQUITY
                                                            SECURITIES IN
                                                            ALL FUNDS
                                                            OVERSEEN BY THE
                                                            BOARD MEMBER IN
                                                            THE FRANKLIN
                          DOLLAR RANGE OF EQUITY            TEMPLETON FUND
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND           COMPLEX
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Frank H. Abbott, III               None                     Over $100,000
-------------------------------------------------------------------------------
Harris J. Ashton                   None                     Over $100,000
-------------------------------------------------------------------------------
S. Joseph Fortunato         California High Yield           Over $100,000
                               $1 - $10,000
                            Tennessee Municipal Bond
                               $1 - $10,000
-------------------------------------------------------------------------------
Edith E. Holiday                   None                     Over $100,000
-------------------------------------------------------------------------------
Frank W.T. LaHaye                  None                     Over $100,000
-------------------------------------------------------------------------------
Gordon S. Macklin                  None                     Over $100,000
-------------------------------------------------------------------------------
Hayato Tanaka                      None                     Over $100,000
-------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS

-------------------------------------------------------------------------------
                                                            AGGREGATE DOLLAR
                                                            RANGE OF EQUITY
                                                            SECURITIES IN
                                                            ALL FUNDS
                                                            OVERSEEN BY THE
                                                            BOARD MEMBER IN
                                                            THE FRANKLIN
                          DOLLAR RANGE OF EQUITY            TEMPLETON FUND
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND           COMPLEX
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Harmon E. Burns                    None                     Over $100,000
-------------------------------------------------------------------------------
Charles B. Johnson                 None                     Over $100,000
-------------------------------------------------------------------------------
Rupert H. Johnson, Jr.             None                     Over $100,000
-------------------------------------------------------------------------------
BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III and Frank W.T. LaHaye. The Nominating Committee is comprised of the following
Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye, Gordon S. Macklin and Hayato Tanaka.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:


P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ended May 31, 2002, the Audit Committee met twice and the Nominating Committee met once.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.


The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


During the past fiscal year, the board, including a majority of non-interested or independent trustees, approved renewal of the Funds' management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Funds' investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the California High Yield Fund and the Tennessee Fund was considered in reference to peer groups of California municipal debt funds and single state municipal debt funds, respectively, as selected by the independent third party analyst, with particular emphasis being given to income return in view of the Funds' primary objective of furnishing tax free income. In evaluating performance, attention was given to both the short-term and long-term performance of the Funds in comparison with their peer group, in comparison to those particular indices relevant to municipal debt funds, and to the Funds' compliance with its specific investment objectives and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Funds in relation to those within the relevant peer groups of California municipal debt funds and single state municipal debt funds, respectively, as selected by the independent third party analyst. Emphasis is placed on the Funds' overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the Code of Ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the trustees considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Funds' independent accountants. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of net assets up to and including $100 million;
o 0.50 of 1% of the value of net assets over $100 million up to and including $250 million; and
o 0.45 of 1% of the value of net assets in excess of $250 million.

The fee is computed daily according to the terms of the management agreement. Each class of the California High Yield Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Funds paid the following management fees:


                                 MANAGEMENT FEES PAID ($)
                                 ------------------------
                                    2002          2001           2000
-------------------------------------------------------------------------------
California High Yield Fund/1      2,676,544      1,911,705     1,941,308
Tennessee Fund/2                    357,270        147,393        153,662

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1. For the fiscal years ended May 31, 2002, 2001 and 2000, management fees, before any advance waiver, totaled $2,909,973, $2,779,524, and $2,974,310, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.
2. For the fiscal years ended May 31, 2002, 2001 and 2000, management fees, before any advance waiver, totaled $578,869, $456,195, and $437,846, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.
----------


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:


                                 ADMINISTRATION FEES PAID ($)
                                 ----------------------------
                                  2002          2001           2000
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California High Yield Fund      828,046        723,422       844,865
Tennessee Fund                  138,951        108,849       104,794

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division,
90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
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Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the fiscal years ended May 31, 2002, 2001 and 2000, the Funds did not pay any brokerage commissions.

As of May 31, 2002, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
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As a fund with multiple classes of shares, the California High Yield Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.


o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gains from from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES
Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:


o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.


WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each Fund's income is derived primarily from investments earning interest rather than dividend income, generally none of their income dividends will be eligible for this deduction.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
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Each Fund is a nondiversified series of Franklin Municipal Securities Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on June 15, 1992, and is registered with the SEC.


The California High Yield Fund currently offers three classes of shares, Class A, Class B and Class C. The full title of each class is:


o Franklin California High Yield Municipal Fund - Class A
o Franklin California High Yield Municipal Fund - Class B
o Franklin California High Yield Municipal Fund - Class C

The Tennessee Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Fund are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class of the California High Yield Fund represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of September 3, 2002, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS          PERCENTAGE (%)
------------------------------------------------------------------------------

TENNESSEE FUND

Charles Schwab & Co. Inc.                A                  5.83
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA 94104-4122


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of September 3, 2002, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
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Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million.




In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A or Class C shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases of Class A shares made prior to February 1, 2002, a CDSC may apply to shares redeemed within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.


IF YOU SELL YOUR CLASS B SHARES WITHIN        THIS % IS DEDUCTED FROM YOUR
THIS MANY YEARS AFTER BUYING THEM             PROCEEDS AS A CDSC
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1 Year                                                 4
2 Years                                                4
3 Years                                                3
4 Years                                                3
5 Years                                                2
6 Years                                                1
7 Years                                                0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:


                                                                    AMOUNT
                                                                  RECEIVED IN
                                      TOTAL         AMOUNT       CONNECTION WITH
                                   COMMISSIONS   RETAINED BY     REDEMPTIONS AND
                                    RECEIVED     DISTRIBUTORS      REPURCHASES
                                       ($)           ($)              ($)
 ------------------------------------------------------------------------------
 2002
 California High Yield Fund        1,565,358         92,081           71,796
 Tennessee Fund                      534,490         36,851            1,661

 2001
 California High Yield Fund        1,422,996         88,159           40,608
 Tennessee Fund                      319,962         22,184                0

 2000
 California High Yield Fund        1,422,372         81,006          128,818
 Tennessee Fund                      227,372         18,346                0


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Each Fund may pay up to 0.15% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. Each Fund will not reimburse more than the maximum amount allowed under the plan.


For the fiscal year ended May 31, 2002, the amounts paid by the Funds pursuant to the plan were:

                                      CALIFORNIA HIGH           TENNESSEE
                                        YIELD FUND                 FUND
                                           ($)                     ($)
-------------------------------------------------------------------------------
Advertising                               12,682                  1,130
Printing and mailing prospectuses
 other than to current shareholders          858                     45
Payments to underwriters                   9,720                  3,591
Payments to broker-dealers               448,957                 84,649
Other                                     27,407                  2,050
                                       ----------------------------------------
Total                                    499,624                 91,465
                                       ========================================



THE CLASS B AND C PLANS. The California High Yield Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the California High Yield Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the California High Yield Fund pursuant to the plan for the fiscal year ended May 31, 2002, were:

                                                  ($)
------------------------------------------------------------------
Advertising                                      1,703
Printing and mailing prospectuses
 other than to current shareholders                 23
Payments to underwriters                         1,569
Payments to broker-dealers                      98,285
Other                                          104,200
                                             ---------------------
Total                                          104,200
                                             =====================


Under the Class C plan, the amounts paid by the California High Yield Fund pursuant to the plan for the fiscal year ended May 31, 2002, were:

                                                  ($)
------------------------------------------------------------------
Advertising                                      6,147
Printing and mailing prospectuses
 other than to current shareholders                245
Payments to underwriters                         4,168
Payments to broker-dealers                     445,695
Other                                           10,070
                                             ---------------------
Total                                          466,325
                                             =====================



THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended May 31, 2002, were:

                                                                        SINCE
                              INCEPTION       1 YEAR      5 YEARS     INCEPTION
CLASS A                         DATE            (%)         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund    05/03/93         1.50         4.63        5.52
Tennessee Fund                05/10/94         1.86         4.82        5.91

                                                                        SINCE
                                             INCEPTION    1 YEAR      INCEPTION
CLASS B                                        DATE         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund                   02/01/00       1.58        7.30


                                                                        SINCE
                              INCEPTION       1 YEAR      5 YEARS     INCEPTION
CLASS C                         DATE            (%)         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund    05/01/96         3.45         4.80        5.51


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ERV


where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period




AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended May 31, 2002, were:

                                                                        SINCE
                              INCEPTION       1 YEAR      5 YEARS     INCEPTION
CLASS A                         DATE            (%)         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund    05/03/93         1.50         4.63        5.52
Tennessee Fund                05/10/94         1.86         4.80        5.90

                                                                        SINCE
                                             INCEPTION    1 YEAR      INCEPTION
CLASS B                                        DATE         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund                   02/01/00       1.58        7.30

                                                                        SINCE
                              INCEPTION       1 YEAR      5 YEARS     INCEPTION
CLASS C                         DATE            (%)         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund    05/01/96         3.45         4.80        5.51


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATVD

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions)
n    =     number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended May 31, 2002, were:

                                                                        SINCE
                              INCEPTION       1 YEAR      5 YEARS     INCEPTION
CLASS A                         DATE            (%)         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund    05/03/93         3.07         4.83        5.59
Tennessee Fund                05/10/94         3.02         4.86        5.80

                                                                        SINCE
                                             INCEPTION    1 YEAR      INCEPTION
CLASS B                                        DATE         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund                   02/01/00       2.98        6.96



                                                                        SINCE
                              INCEPTION       1 YEAR      5 YEARS     INCEPTION
CLASS C                         DATE            (%)         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund    05/01/96         4.12         4.88        5.50


The following SEC formula was used to calculate these figures:

                                      n
                                P(1+T) = ATVDR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions and redemptions)
n    =     number of years
ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2002, were:

                                                                        SINCE
                              INCEPTION       1 YEAR      5 YEARS     INCEPTION
CLASS A                         DATE            (%)         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund    05/03/93         1.50        25.38       62.96
Tennessee Fund                05/10/94         1.86        26.53       58.82


                                                                        SINCE
                                             INCEPTION    1 YEAR      INCEPTION
CLASS B                                        DATE         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund                   02/01/00       1.58       17.87


                                                                        SINCE
                              INCEPTION       1 YEAR      5 YEARS     INCEPTION
CLASS C                         DATE            (%)         (%)          (%)
-------------------------------------------------------------------------------
California High Yield Fund    05/01/96         3.45        26.39       38.58


CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended May 31, 2002, were:

                              CLASS A (%)     CLASS B (%)      CLASS C (%)
-------------------------------------------------------------------------------
California High Yield Fund     5.12            4.83             4.75
Tennessee Fund                 4.29             -                -


The following SEC formula was used to calculate these figures:

                                                6
                            Yield = 2 [(A-B + 1) - 1]
                                        ---
                                        cd

where:

a    =     interest earned during the period
b    =     expenses accrued for the period (net of reimbursements)
c    =     the average daily number of shares outstanding during the period that were entitled to receive dividends
d    =     the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended May 31, 2002, were:

                              CLASS A (%)     CLASS B (%)      CLASS C (%)
-------------------------------------------------------------------------------
California High Yield Fund     9.19            8.67             8.53
Tennessee Fund                 7.43             -                -

As of May 31, 2002, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were 44.31% for the California High Yield Fund and 42.28% for the Tennessee Fund. From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended May 31, 2002, were:

                          CLASS A (%) CLASS B (%) CLASS C (%)
---------------------------------------------------------------
California High Yield     5.36        5.04        5.02
Fund
Tennessee Fund            4.61          -           -

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended May 31, 2002, were:

                              CLASS A (%)     CLASS B (%)      CLASS C (%)
-------------------------------------------------------------------------------
California High Yield Fund     9.63            9.05             9.02
Tennessee Fund                 7.99             -                -


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $257 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 106 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $49 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2002, taxes could cost $45 on every $100 earned from a fully taxable investment (based on the combination of the new 38.6% federal tax rate and the highest state tax rate of 6.8% as of July 2002 (after the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS


MOODY'S INVESTORS SERVICE (MOODY'S)


INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.


F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------------------


The following information on the income tax treatment of dividends from each Fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends, or state or local taxes on the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue.

CALIFORNIA Exempt-interest dividends paid by the California High Yield Fund will not be subject to California personal income taxes. Under California law, an exempt-interest dividend is any dividend paid by the Fund from interest earned on direct obligations of the U.S. government, its territories or possessions and from interest earned on obligations of the State of California or certain of its political subdivisions. In order to qualify, in part, at least 50% of the Fund's assets must consist of these obligations. The Fund qualifies to and pays exempt-interest dividends under California law.

Dividends paid by the Fund from interest on obligations exempt from tax in California generally will be fully taxable to corporate shareholders that are subject to California's corporate franchise tax.


TENNESSEE Provided the Fund qualifies as a regulated investment company under the Internal Revenue Code, distributions from the Tennessee Fund will not be subject to the Tennessee stock and bond income tax, to the extent that such distributions are attributable to interest on (i) bonds or securities of the U.S. government, its agencies or instrumentalities, or (ii) bonds of the state of Tennessee or any of its counties, municipalities or political subdivisions. Other distributions from the Tennessee Fund, including dividends attributable to obligations of issuers in states other than Tennessee and capital gain distributions, will be fully taxable for purposes of the Tennessee stock and bond income tax.


                FRANKLIN MUNICIPAL SECURITIES TRUST
                       FILE NOS. 33-44132 &
                             811-6481

                             FORM N-1A

                              PART C
                         OTHER INFORMATION

Item 23.   Exhibits

     The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Agreement and Declaration of Trust dated December
                10, 1991
                Filing: Post-Effective Amendment No. 7 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 31, 1995

           (ii  Certificate of Trust dated December 10, 1991
                Filing: Post-Effective Amendment No. 7 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 31, 1995

          (iii) Certificate of Amendment of Agreement and
                Declaration of Trust of Franklin Municipal
                Securities Trust dated July 19, 2001
                Filing: Post-Effective Amendment No. 16 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: September 27, 2001

           (iv) Certificate of Amendment to Certificate of Trust dated May 14, 1992
                Filing: Post-Effective Amendment No. 7 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 31, 1995

      (b)  By-Laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 7 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 31, 1995

           (ii) Amendment to By-Laws dated April 19, 1994
                Filing: Post-Effective Amendment No. 8 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: February 28, 1996

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i)  Management Agreement between Registrant and
                Franklin Advisers, Inc. dated February 26, 1992
                Filing: Post-Effective Amendment No. 7 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 31, 1995

           (ii) Amendment to Management Agreement between
                Registrant and Franklin Advisers, Inc. dated
                August 1, 1995
                Filing: Post-Effective Amendment No. 8 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: February 28, 1996

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton
                Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 16 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: September 27, 2001

          (ii)  Forms of Dealer Agreements between
                Franklin/Templeton Distributors, Inc. and
                Securities Dealers
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 23, 1999


      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i)  Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 23, 1999

           (ii) Amendment, dated May 7, 1997, to the Master
                Custody Agreement between Registrant and Bank of
                New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 22, 1998

           (iii)Amendment, dated February 27, 1998, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 22, 1998

           (iv) Amendment dated March 28, 2001 to Exhibit A of the Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 16 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: September 27, 2001

           (v) Amendment dated May 1, 2002, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

           (vi) Terminal Link Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 23, 1999


      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated January 1, 2001
                Filing: Post-Effective Amendment No. 16 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: September 27, 2001

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated July 14, 1998
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 22, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Auditors

      (k)  Omitted Financial Statements

           Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letters of Understanding dated February 11, 1992
                and March 6, 1992
                Filing: Post-Effective Amendment No. 7 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: July 31, 1995

      (m)  Rule 12b-1 Plan

           (i)  Amended and Restated Distribution Plan between
                Registrant, on behalf of Franklin California High
                Yield Municipal Fund, and Franklin/Templeton
                Distributors, Inc. dated July 1, 1993
                Filing: Post-Effective Amendment No. 3 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: April 30, 1993

           (ii) Distribution Plan between Registrant, on behalf of Franklin Tennessee Municipal Bond Fund, and
                Franklin/Templeton Distributors, Inc. dated May
                10, 1994
                Filing: Post-Effective Amendment No. 5 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: March 11, 1994

           (iii)Class B Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin
                California High Yield Municipal Fund and
                Franklin/Templeton Distributors, Inc. dated
                February 1, 2000
                Filing: Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: September 28, 2000

           (iv) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin
                California High Yield Municipal Fund, and
                Franklin/Templeton Distributors, Inc. dated
                October 31, 2000
                Filing: Post-Effective Amendment No. 16 to
                Registration Statement on Form N-1A
                File No. 33-44132
                Filing Date: September 27, 2001

      (o)  Rule 18f-3 Plan

           (i) Multiple Class Plan on behalf of Franklin
               California High Yield Municipal Fund dated February
               1, 2000
               Filing: Post-Effective Amendment No. 15 to
               Registration Statement on Form N-1A
               File No. 33-44132
               Filing Date: September 28, 2000

      (p)  Code of Ethics

           (i) Code of Ethics dated December 2001

      (q)  Power of Attorney

           (i) Power of Attorney dated January 20, 2000
               Filing: Post-Effective Amendment No. 14 to
               Registration Statement on Form N-1A
               File No. 33-44132
               Filing Date: January 27, 2000

Item 24.   Persons Controlled by or Under Common Control with
           Registrant

           None

Item 25.   Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser

The officers and directors of Registrant's manager Franklin Advisers, Inc. (Advisers), also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 27.   Principal Underwriters

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
FTI Funds
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 28.   Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services, LLC both of whose address is One Franklin Parkway, San Mateo, CA. 94403-1906.

Item 29.   Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 30.   Undertakings

Not Applicable

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of September, 2002.

                          FRANKLIN MUNICIPAL SECURITIES TRUST
                          -----------------------------------
                          (Registrant)

                          By:  /s/David P. Goss
                               ----------------
                               David P. Goss
                               Vice-President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*             Trustee and Principal
Rupert H. Johnson, Jr.              Executive Officer
                                    Dated: September 26, 2002

Frank H. Abbott, III*               Trustee
Frank H. Abbott, III                Dated: September 26, 2002

Harris J. Ashton*                   Trustee
Harris J. Ashton                    Dated: September 26, 2002

Harmon E. Burns*                    Trustee
Harmon E. Burns                     Dated: September 26, 2002

S. Joseph Fortunato*                Trustee
S. Joseph Fortunato                 Dated: September 26, 2002

Edith E. Holiday*                   Trustee
Edith E. Holiday                    Dated: September 26, 2002

Charles B. Johnson*                 Trustee
Charles B. Johnson                  Dated: September 26, 2002

Frank W. T. LaHaye*                 Trustee
Frank W. T. LaHaye                  Dated: September 26, 2002

Gordon S. Macklin*                  Trustee
Gordon S. Macklin                   Dated: September 26, 2002

Hayato Tanaka*                      Trustee
Hayato Tanaka                       Dated: September 26, 2002

*By   /s/David P. Goss
      ----------------------------------------------
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)


/s/Kimberley H. Monasterio          Principal Financial and
--------------------------          Accounting Officer
Kimberley H. Monasterio             Dated: September 26, 2002



                FRANKLIN MUNICIPAL SECURITIES TRUST
                      REGISTRATION STATEMENT
                          EXHIBITS INDEX

EXHIBIT NO.       DESCRIPTION                               LOCATION

EX-99.a(i)        Agreement and Declaration of Trust         *
                  dated December 10, 1991

EX-99.a(ii)       Certificate of Trust dated                 *
                  December 10, 1991

EX-99.a(iii)      Certificate of Amendment of Agreement      *
                  and Declaration of Trust of Franklin
                  Municipal Securities Trust dated July
                  19, 2001

EX-99.a(iv)       Certificate of Amendment to                *
                  Certificate of Trust dated May
                  14, 1992

EX-99.b(i)        By-Laws                                    *

EX-99.b(ii)       Amendment to the By-Laws dated             *
                  April 19, 1994

EX-99.d(i)        Management Agreement between               *
                  Registrant and Franklin Advisers,
                  Inc. dated February 26, 1996

EX-99.d(ii)       Amendment to Management Agreement          *
                  between Registrant and Franklin
                  Advisers, Inc. dated August 1, 1995

EX-99.e(i)        Amended and Restated Distribution          *
                  Agreement between
                  Registrant and Franklin/Templeton
                  Distributors, Inc. dated
                  October 31, 2000

EX-99.e(ii)       Forms of Dealer Agreements between         *
                  Franklin/Templeton Distributors,
                  Inc. and Securities Dealers

EX-99.g(i)        Master Custody Agreement between           *
                  Registrant and Bank of New York
                  dated February 16, 1996

EX-99.g(ii)       Amendment dated May 7, 1997, to            *
                  the Master Custody Agreement between
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(iii)      Amendment dated February 27, 1998,         *
                  to Exhibit A of the Master Custody
                  Agreement between Registrant and Bank
                  of New York dated February 16, 1996

EX-99.g(iv)       Amendment dated March 28, 2001 to           *
                  Exhibit A of the Master Custody
                  Agreement between Registrant and
                  Bank of New York dated
                  February 16, 1996

EX-99.(g)(v)      Amendment dated May 1, 2002, to            Attached
                  Exhibit A of the Master Custody
                  Agreement between Registrant and
                  Bank of New York dated February
                  16, 1996

EX-99.g(vi)       Terminal Link Agreement between            *
                  Registrant and Bank of New York
                  dated February 16, 1996

Ex-99.h(i)        Subcontract for Fund Administrative        *
                  Services between Franklin Advisers,
                  Inc. and Franklin Templeton Services,
                  LLC dated January 1, 2001

EX-99.i(i)        Opinion and Consent of Counsel             *
                  dated July 14, 1998

EX-99.j(i)        Consent of Independent Auditors            Attached

EX-99.l(i)        Letters of Understanding dated             *
                  February 11, 1992 and March 6, 1992

EX-99.m(i)        Amended and Restated Distribution          *
                  Plan between Registrant, on behalf
                  of Franklin California High Yield
                  Municipal Fund, and
                  Franklin/Templeton Distributors,
                  Inc. dated July 1, 1993

EX-99.m(ii)       Distribution Plan between Registrant,      *
                  on behalf of Franklin Tennessee
                  Municipal Bond Fund, and
                  Franklin/Templeton Distributors,
                  Inc. dated May 10, 1994

EX-99.m(iii)      Class B Distribution Plan pursuant to      *
                  Rule 12b-1 between Registrant, on behalf of Franklin California High Yield
                  Municipal Fund and Franklin/Templeton
                  Distributors, Inc. dated February 1, 2000

EX-99.m(iv)       Class C Distribution Plan pursuant to      *
                  Rule 12b-1 between the Registrant, on
                  behalf of Franklin California High Yield
                  Municipal Fund, and Franklin/Templeton
                  Distributors, Inc. dated October 31, 2000

EX-99.n(i)        Multiple Class Plan on behalf of           *
                  Franklin California High Yield
                  Municipal Fund dated March 21, 1996

EX-99.p(i)        Code of Ethics                             Attached

EX-99.q(i)        Power of Attorney                          *

* Incorporated by reference